EXHIBIT 99.1

KPMG US LLP REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

KPMG LLP Suite 700 20 Pacifica Irvine, CA 92618-3391

Independent Accountants’ Agreed-Upon Procedures Report

Greenworks Lending LLC (“Greenworks”)

Nuveen CP LLC (“Nuveen CP” together with Greenworks, the “Company”)

Stifel, Nicolaus & Company, Incorporated

(together, the “Specified Parties”)

Re: PACEWell 10 LLC – Data Files Procedures

We have performed the procedures described below on the specified attributes in:

(i)	an electronic data file entitled “PACEWell 10 Data Tape - External - as of 12.1.2023.xlsx” provided by the Company on December 7, 2023, containing information on 13 commercial property assessed clean energy assets which we were informed are intended to be included as collateral in the offering by PACEWell 10 LLC (the “C-PACE Assets” listed in Exhibit A) as of December 1, 2023 (the “Asset Details File”); and,
(ii)	an electronic data file entitled “PW10 Amort Tables - Seed Pool - 12.7.2023.xlsx” provided by the Company on December 7, 2023, containing the contractual amortization schedule for each C-PACE Asset (the “Amortization Schedules,” and together with the Asset Details File, the “Data Files”).

Greenworks is responsible for the specified attributes identified by the Company in the Data Files.

The Specified Parties have agreed to and acknowledged that the procedures performed are appropriate to meet their intended purpose of assisting specified parties in evaluating the accuracy of the specified attributes in the Data Files. This report may not be suitable for any other purpose. No other parties have agreed to or acknowledged the appropriateness of these procedures for the intended purpose or any other purpose.

The procedures performed may not address all the items of interest to a specified party of this report and may not meet the needs of all specified parties of this report and, as such, specified parties are responsible for determining whether the procedures performed are appropriate for their purposes. We make no representation regarding the appropriateness of the procedures either for the intended purpose or for any other purpose.

Unless otherwise stated, the following definitions have been adopted in presenting our procedures and findings:

•	The term “compared” means compared to the information shown and found it to be in agreement, unless otherwise stated. Such compared information was deemed to be in agreement if differences were within the reporting threshold.
•	The term “recomputed” means recalculated and compared the result to the information shown and found it to be in agreement, unless otherwise stated. Such recomputed information was deemed to be in agreement if differences were within the reporting threshold.
•	The term “reporting threshold” means that dollar amounts and percentages were within $1.00 and 0.1%, respectively.
•	The term “Cutoff Date” means December 1, 2023.

KPMG LLP, a Delaware limited liability partnership and a member firm of the KPMG global organization of independent member firms affiliated with
KPMG International Limited, a private English company limited by guarantee.

•	The term “Sources” means the following information provided by Greenworks:
–	For each C-PACE Asset, the following documents (as applicable): financing agreement, notice of assessment and payment of contractual assessment required, notice of assessment, investment packet, bond purchase agreement, taxable revenue note, asset sale offering memorandum, indenture of trust, certificate of levy and lien, PACE loan agreement, CA statewide communities development authority open PACE program assessment contract, PACE special assessment agreement, energy project cooperative agreement, promissory note, and/or special assessment agreement (each, a “Financing Agreement”), resolution establishing PACE program, CPACE administrator approval letter, PACE summary, PACE transaction summary, closing summary, appraisal, and/or bond issue letter;
–	A schedule provided on December 4, 2023, which Greenworks informed us was exported from its Salesforce records, listing the date and amount of each disbursement up to the Cutoff Date for each C-PACE Asset (the “Disbursement Report”);
–	Electronic mail correspondence provided on December 4, 2023, confirming that the C-PACE Assets had no prepayments as of the Cutoff Date (the “No-Prepayment Confirmation”);
–	A list of acceptable Property Type corresponding to each property type appearing in the PACE transaction summary or appraisal (the “Property Type Descriptions”), included as Exhibit B hereto; and
–	For C-PACE Asset #8, a screenshot of the Company’s servicing system provided on December 7, 2023, showing no project funds have been disbursed (the “No-Disbursement Confirmation”).
•	The term “Instructions” means the instructions provided by Greenworks pertaining to a procedure, attribute, or methodology, as described in the procedures below.
•	The term “Provided Information” means the Cutoff Date, Sources, and Instructions.

Prior to being provided the Data Files, we received one or more earlier versions of the data file on which to perform our procedures. In performing those procedures, we identified differences which were communicated to Greenworks. The Data Files represent the revised information reflecting resolution of differences communicated as determined appropriate by Greenworks. We performed the procedures on the Data Files, and the results of those procedures are reflected herein.

The procedures we were instructed by the Company to perform on the specified attributes in the Data Files and the associated findings are as follows:

For each C-PACE Asset, we compared or recomputed the specified attributes in the Data Files listed below to or using the corresponding information included in the Sources, utilizing the Instructions, as applicable. The Specified Parties indicated that the absence of any of the information in the Sources or the inability to agree the indicated information from the Data Files to the Sources for each of the attributes identified, utilizing the Instructions as applicable, constituted an exception. The Sources are listed in the order of priority.

Attribute (per Asset Details File)	Sources / Instructions
State	Financing Agreement
Asset Name	Financing Agreement, PACE transaction summary. Variations due to spelling, abbreviation, and truncation are not considered exceptions.
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Attribute (per Asset Details File)	Sources / Instructions
PACE Program	Financing Agreement, resolution establishing PACE Program, CPACE administrator approval letter.
Property Use	PACE transaction summary, appraisal, and Property Type Descriptions
DSCR	PACE transaction summary
Combined LTV

Recompute as (i) the financed amount in the Financing Agreement divided by (ii) the as-stabilized prospective market value, as-complete prospective market value, or indicated value, minus the cost of “Fees, Fixtures, and Equipment” (if any, if Property Type is “Apartments” or “Hotel”), listed in the appraisal or PACE transaction summary.

For C-PACE Asset #11, the Company informed us that it was financed with two different PACE bonds. Recompute as (i) the aggregate principal amount of the PACE bonds in the bond issue letter divided by (ii) the as-stabilized prospective market value in the appraisal.

PACE LTV	Recompute as (i) the Original Balance divided by (ii) the as-stabilized prospective market value, as-complete prospective market value, or indicated value, minus the cost of “Fees, Fixtures, and Equipment” (if any, if Property Type is “Apartments” or “Hotel”), listed in the appraisal or PACE transaction summary.
Gross Rate	Financing Agreement, closing summary
Term (years)	Financing Agreement, closing summary
Prepayment Penalty	Financing Agreement, closing summary
Original Balance	Recompute as the financed amount in the Financing Agreement, or for C-PACE Asset #11, the aggregate principal amount of the PACE bonds from the bond issue letter, multiplied by the participation percentage listed in the Asset Details File.
Current Balance	Consider the Current Balance to be equal to the Original Balance if the C-PACE Asset did not have any prepayments per the No-Prepayment Confirmation, and the first principal payment date in the Financing Agreement or closing summary is after the Cutoff Date.
Tax Bills / Year

Financing Agreement, closing summary

Consider the Tax Bills / Year to be “1” if the Financing Agreement requires annual installments, “2” if the Financing Agreement requires semi-annual installments, and “4” if the Financing Agreement requires quarterly installments.

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Attribute (per Asset Details File)	Sources / Instructions
Total Disbursed (%)

Recompute as (i) the sum of disbursement amounts listed in the Disbursement Report, divided by (ii) the project amount listed in the Financing Agreement or closing summary.

For C-PACE Asset #8, consider the Total Disbursed (%) to be 0% per the No-Disbursements Confirmation.

Capitalized Interest

Recompute as the capitalized interest amount in the Financing Agreement or closing summary multiplied by the participation percentage listed in the Asset Details File.

For C-PACE Asset #11, the Company informed us that it was financed with two different PACE bonds. Compare to the capitalized interest amount in the Financing Agreement for the PACE bond with the initial principal amount equal to the Original Balance listed in the Asset Details File for C-PACE Asset #11.

Attribute (per Amortization Schedules)	Sources / Instructions
Payment Dates

Financing Agreement, closing summary

For C-PACE Asset #11, the Financing Agreement listed Payment Dates during the capitalized interest accrual period. The Company informed us that they were amending the Financing Agreement to remove these scheduled Payment Dates. The Amortization Schedule for C-PACE Asset #11 does not contain these scheduled Payment Dates. This was not considered an exception.

Interest Component corresponding to each Payment Date

Recompute as the scheduled interest amount in the Financing Agreement or closing summary multiplied by the participation percentage listed in the Asset Details File.

For C-PACE Asset #11, the Financing Agreement listed scheduled interest amounts corresponding to each Payment Date during the capitalized interest accrual period. The Company informed us that they were amending the Financing Agreement to remove these scheduled Payment Dates and all corresponding scheduled payment amounts. The Amortization Schedule for C-PACE Asset #11 does not contain these scheduled Payment Dates and corresponding scheduled interest amounts. This was not considered an exception.

Principal Component corresponding to each Payment Date	Recompute as the scheduled principal amount in the Financing Agreement or closing summary multiplied by the participation percentage listed in the Asset Details File.
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Attribute (per Amortization Schedules)	Sources / Instructions
Total Payment Amount corresponding to each Payment Date

Recompute as the sum of scheduled interest amount, principal amount, and fees, if any, in the Financing Agreement or closing summary, multiplied by the participation percentage listed in the Asset Details File.

For C-PACE Asset #11, the Financing Agreement listed scheduled Total Payment Amounts corresponding to each Payment Date during the capitalized interest accrual period. The Company informed us that they were amending the Financing Agreement to remove these scheduled Payment Dates and all corresponding scheduled payment amounts. The Amortization Schedule for C-PACE Asset #11 does not contain these scheduled Payment Dates and corresponding scheduled Total Payment Amounts. This was not considered an exception.

Principal Remaining corresponding to each Payment Date	Financing Agreement, closing summary

We were engaged by the Company to perform this agreed-upon procedures engagement and conducted our engagement in accordance with attestation standards established by the American Institute of Certified Public Accountants, which involves us performing the specific procedures agreed to and acknowledged above and reporting on findings based on performing those procedures. We were not engaged to, and did not, conduct an examination or review, the objective of which would be the expression of an opinion or conclusion, respectively, on the specified attributes in the Data Files. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported.

We are required to be independent of Greenworks and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements related to our agreed-upon procedures engagement.

The procedures performed were applied based on the information included in the Data Files and Provided Information, without verification or evaluation of such information by us; therefore, we express no opinion or any other form of assurance regarding (i) the reasonableness of the information provided to us by the Company, (ii) the physical existence of the C-PACE Assets, (iii) the reliability or accuracy of the Provided Information which was used in our procedures, or (iv) matters of legal interpretation.

The procedures performed were not intended to address, nor did they address: (i) the conformity of the origination of the C-PACE Assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) the value of collateral securing any such C-PACE Assets being securitized, (iii) the compliance of the originator of the C-PACE Assets with federal, state, and local laws and regulations, or (iv) any other factor or characteristic of the C-PACE Assets that would be material to the likelihood that the issuer of the asset-backed notes will pay interest and principal in accordance with applicable terms and conditions. The procedures performed were not intended to satisfy any criteria for due diligence published by the nationally recognized statistical rating organizations (“NRSROs”).

The terms of our engagement are such that we have no responsibility to update this report because of events and circumstances that may subsequently occur.

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This report is intended solely for the information and use of the Specified Parties. It is not intended to be and should not be used by any other person or entity, including investors or the NRSROs, who are not identified in the report as the Specified Parties but may have access to this report as required by law or regulation.

/s/ KPMG LLP

Irvine, California
December 8, 2023

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Exhibit A

The C-PACE Assets

C-PACE Asset #	Asset Number
1	11025
2	10584
3	11905
4	11347
5	12338
6	12111
7	12101
8	12337
9	10944
10	11968
11	12540
12	6762
13	11652

A-1

Exhibit B

Property Type Descriptions

Property Type per PACE Transaction Summary or Appraisal	Acceptable Property Type per Assets Details File
Golf Course	Country Clubs / Golf Courses
Hotel	Hotel
Hotel & Condo	Condominiums
Industrial	Other Light Industrial
Industrial - Cold Storage	Cold Storage
Life Science/R&D	Laboratory, R&D
Multifamily	Apartments
Student Housing	Student Housing

B-1